UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 13, 2009
NUANCE COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27038	94-3156479
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)
1 Wayside Road
Burlington, Massachusetts 01803
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (781) 565-5000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.
On January 13, 2009, Nuance Communications, Inc. (“Nuance”) entered into a Purchase Agreement (the "Purchase Agreement”) by and among Nuance, Warburg Pincus Private Equity X, L.P. and certain of its affiliated entities (collectively “Warburg Pincus”) pursuant to which Warburg Pincus agreed to purchase, and Nuance agreed to sell, an aggregate of 17,395,626 shares of Nuance common stock for an aggregate purchase price of $174,999,997.56, and warrants to purchase an aggregate of 3,862,422 shares of Nuance common stock for an aggregate purchase price of $241,401.38. The warrants have an exercise price of $11.57 per share and a term of four years. Warburg Pincus also has agreed not to sell any shares of Nuance common stock for a period of six months from the closing of the transactions contemplated by the Purchase Agreement. The closing of the transactions contemplated by the Purchase Agreement are conditioned upon the satisfaction or waiver of the conditions set forth in the Purchase Agreement.
Item 3.02. Unregistered Sales of Equity Securities.
In accordance with the terms of the Purchase Agreement, Nuance will sell an aggregate of 17,395,626 shares of Nuance common stock, and warrants to purchase an aggregate of 3,862,422 shares of Nuance common stock to Warburg Pincus. Nuance will issue the shares of Nuance common stock and the warrants to purchase shares of Nuance common stock to Warburg Pincus in reliance upon the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, including Regulation D. The closing of the transactions contemplated by the Purchase Agreement are conditioned upon the satisfaction or waiver of the conditions set forth in the Purchase Agreement.
Item 7.01. Regulation FD Disclosure.
On January 15, 2009, Nuance issued a press release announcing that it had entered into the Purchase Agreement, a copy of which is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
2.1	Purchase Agreement among Nuance Communications, Inc. and the Purchasers identified on Exhibit A thereto, dated January 13, 2009.

99.1	Press Release, dated January 15, 2009, by Nuance Communications, Inc. announcing the signing of the Purchase Agreement.*

*	This exhibit is “furnished” as part of this Current Report on Form 8-K and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section and may only be incorporated by reference into another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 if, and to the extent, such subsequent filing specifically references this exhibit.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUANCE COMMUNICATIONS, INC.
Date: January 15, 2009	By:	/s/ Thomas L. Beaudoin
Thomas L. Beaudoin
Chief Financial Officer

EXHIBIT INDEX
2.1	Purchase Agreement among Nuance Communications, Inc. and the Purchasers identified on Exhibit A thereto, dated January 13, 2009.

99.1	Press Release, dated January 15, 2009, by Nuance Communications, Inc. announcing the signing of the Purchase Agreement.*

*	This exhibit is “furnished” as part of this Current Report on Form 8-K and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section and may only be incorporated by reference into another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 if, and to the extent, such subsequent filing specifically references this exhibit.